UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

Cantor Fitzgerald Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

DST Dealer Manager Agreement

On November 23, 2021, Cantor Fitzgerald Income Trust, Inc. (the “Company”), Cantor Fitzgerald Income Trust Operating Partnership, L.P. (the “Operating Partnership”), and CF Net Lease Portfolio IV DST, a Delaware statutory trust (“DST”) entered into a managing broker-dealer agreement (“DST Dealer Manager Agreement”) with Cantor Fitzgerald & Co. (the “Dealer Manager”), an affiliate of the Company’s sponsor and advisor, pursuant to which the Dealer Manager agreed to conduct a private placement offering (“DST Offering”) of up to $21,620,000 of the DST’s beneficial interests (“Interests”), representing 100% of the Interests, to third party investors on a “best efforts” basis. The Company, through the Operating Partnership, currently owns 100% of the Interests. Pursuant to the Amended DST Agreement (as defined and described below), beginning on the second anniversary of the completion of the DST Offering, the Operating Partnership will have the right (the “Fair Market Value Option”), but not the obligation, to require each third party investor to exchange his, her or its Interests for Class T operating partnership units (“OP Units”) or cash (subject to a cap); provided, however, that investors will be provided the opportunity to elect to receive certain other classes of OP Units in lieu of Class T OP Units (subject to meeting certain criteria). After a one-year holding period, investors who acquire OP Units will generally have the right to cause the Operating Partnership to redeem all or a portion of their OP Units for, at the Company’s sole discretion, shares of the Company’s common stock of the same designation as the OP Units, cash, or a combination of both.

Under the DST Dealer Manager Agreement, the DST will pay to the Dealer Manager upfront selling commissions and upfront dealer manager fees, some of which may be waived or reallowed to participating broker-dealers. In addition, the Dealer Manager may receive an ongoing distribution fee, which may continue for so long as the investor in the DST Offering holds OP Units or shares of the Company’s common stock, subject to certain underwriting compensation limits.

In addition, the DST is obligated to pay organization and offering expenses for the DST Offering (other than selling commissions and the dealer manager fee). These expenses may include reimbursements for the reasonable bona fide due diligence expenses of participating broker-dealers or registered investment advisers, supported by detailed and itemized invoices, legal fees of the Dealer Manager, customary promotional items, customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the DST Offering, and costs and expenses of conducting educational conferences and seminars, attending broker-dealer or registered investment adviser sponsored conferences, or educational conferences sponsored by the Company.

The DST Dealer Manager Agreement contains standard representations, warranties and covenants of the DST and the Dealer Manager. The Operating Partnership, the Dealer Manager and the DST have each also agreed to provide indemnification as set forth in the DST Dealer Manager Agreement. The Issuer may terminate the DST Offering at any time before the offering expiration date. Included as Exhibit A to the DST Dealer Manager Agreement is the Selected Dealer Agreement to be entered into by the Dealer Manager and participating broker-dealers that participate in the DST Offering.

The foregoing description of the DST Dealer Manager Agreement is a summary only and is qualified in all respects by the provisions of the DST Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amended DST Trust Agreement

In connection with the DST Offering, on November 23, 2021, CF Net Lease Portfolio Depositor, the Operating Partnership, CF Net Lease Portfolio Manager IV, LLC and Delaware Trust Company entered into an amended and restated trust agreement of CF Net Lease Portfolio IV DST (“Amended DST Trust Agreement”). The Amended DST Trust Agreement sets forth the terms of the Fair Market Value Option as described above. CF Net Lease Portfolio Manager IV, LLC (the “Manager”), an affiliate of the Company’s advisor and sponsor, will continue to be engaged to act as the manager of the DST.

While the intention is to sell 100% of the interests to third parties, the Operating Partnership may hold an interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the Manager. The trust manager will be entitled to the following payments from the trust: (i) starting January 1, 2022, a $40,000 annual asset management fee, (ii) a disposition fee of up to 1.5% of the gross sales price of any DST properties sold to a third party, provided that the disposition fee may only be paid if the Fair Market Value Option has not been exercised, and (iii) reimbursement of certain expenses associated with the establishment, maintenance and operation of the trust and DST properties. Additionally, under certain circumstances, the Manager or its affiliate may earn a 1.0% refinancing fee. The property manager will continue to receive from the Trust property management fee equal to 1.5% of base rent, which is payable pursuant to the property management agreement.

The foregoing description of the Amended DST Trust Agreement is a summary only and is qualified in all respects by the provisions of the Amended DST Trust Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure. November 2021 Distribution

As authorized by the board of directors of the Company, on November 30, 2021 the Company declared the following distributions for each class of the Company’s common stock as rounded to the nearest four decimal places ($1.55 on an annual basis):

Gross Distribution
Class I Shares	$0.1274
Class D Shares	$0.1274
Class S Shares	$0.1274
Class T Shares	$0.1274
Class IX Shares	$0.1274
Class AX Shares	$0.1274
Class IX Shares	$0.1274

The net distributions for each class of common stock (which represents the gross distributions described above less any distribution fee for the applicable class of common stock as described in the Company’s applicable prospectus) are payable to stockholders of record immediately prior to the close of business on November 30, 2021 and will be paid on or about December 7, 2021. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan. Some or all of the cash distributions may be paid from sources other than cash flow from operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are being filed herewith:

10.1	Dealer Manager Agreement

10.2	Amended Trust Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date: November 30, 2021	By:	/s/ Christopher A. Milner
	Name:	Christopher Milner
	Title:	President

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